Summary Prospectus Supplement

February 24, 2017

Morgan Stanley Institutional Fund, Inc.

Supplement dated February 24, 2017 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Summary Prospectus dated April 29, 2016

Active International Allocation Portfolio (the "Portfolio")

Effective June 30, 2017, Ann D. Thivierge will no longer serve as a portfolio manager to the Portfolio. Accordingly, effective June 30, 2017, all references to Ms. Thivierge will be removed from the Portfolio's Summary Prospectus.

Effective April 1, 2017, subject to approval by the Board of Directors of the Fund, the section of the Summary Prospectus entitled "Fund Management" is hereby deleted and replaced with the following:

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Active International Allocation team. Information about the members primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Portfolio
Ann D. Thivierge*	Managing Director of the Adviser	June 1995
Ben V. Rozin	Executive Director of the Adviser	April 2017
Munib Madni	Managing Director of MSIM Company	April 2017
Jitania Kandhari	Managing Director of the Adviser	April 2017

*  Effective June 30, 2017, Ann D. Thivierge will no longer serve as a portfolio manager to the Portfolio.

Please retain this supplement for future reference.

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